SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2005

UNITED THERAPEUTICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1110 Spring Street
Silver Spring, MD 20910
(Address of principal executive offices including Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

The Compensation Committee (the “Committee”) of United Therapeutics Corporation (the “Company”) on June 29, 2005 awarded mid-year compensatory awards to the following executive officers of the Company:

Dr. Martine Rothblatt was awarded $180,000 as a mid-year cash bonus.

Dr. Roger Jeffs was awarded $120,000 as a mid-year cash bonus.

Fred Hadeed was awarded $60,000 as a mid-year cash bonus.

Paul Mahon was awarded $30,000 as a mid-year cash bonus.

All of the foregoing awards were made by the Committee on a discretionary basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION
(Registrant)

Dated: July 1, 2005	By:	/s/ PAUL A. MAHON
Name: Paul A. Mahon
Title: General Counsel